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

                   Telephone:       STATE OF OHIO      File No.
                 (614) 644-7381 Department of Commerce
                                Division of Securities
                                77 South High Street,
                                     22nd Floor,
                                 Columbus, Ohio 43215

                                   FORM 041

               FILING OF INFORMATION PERTAINING TO A CONTROL BID
           Pursuant to Section 1707.041 of the Revised Code of Ohio

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
                   Division Record
                   Do Not Fill In       Date Checked By Notation
               -------------------------------------------------
               Received by Division
               -------------------------------------------------

               Record Made
               -------------------------------------------------

               Other Filings under this
               Section by this Offeror:

               File No.
               -------------------------------------------------
               File No.
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INSTRUCTIONS:  Responses may be made either directly on this form, by reference to documents and exhibits filed with this form, or a combination of both. If the space provided on this form is inadequate for full response, or if response will be made by referring to a document or exhibit filed with this form, attach an exhibit numbered to correspond to the number of the item being answered, and note the reference to the exhibit in the space provided. If the exhibit consists of more than one page, indicate the relevant page number(s). If there is more than one Offeror, each Offeror should fill out Part Two of this form. Please DO NOT LEAVE ANY ITEM BLANK. If an item will not be answered, note either that the item is not applicable (NA), or, if reasonable investigation of information actually or publicly available to the Offeror has not revealed the answer, that the answer is unknown (UK).


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PART ONE: SUBJECT COMPANY                                                     EXHIBIT     REFERENCES
--------------------------------------------------------------------------------------------------------

1. State the name and principal place of business of the Subject             Exhibit A 1707.01(Y)(1)
   Company, including the street address, telephone number and facsimile number. State the name, address, telephone number and facsimile number of the Subject Company's legal counsel:
2. State the location of the principal executive office of the Subject       Exhibit A 1707.01(Y)(1)
   Company, including the address, telephone number and facsimile number:
3. State the form of organization of the Subject Company, the date on        Exhibit A 1707.041(A)(2)(h)
   which it was formed, and jurisdiction in which it was organized:                    1707.23(A)
4. Indicate if the Subject Company is any of the following:                            1707.041(C)
  A banking corporation subject to regulation by the Ohio Division of                  1707.01(M)
  Financial Institutions                                                               1707.01(O)
    [_] YES [_] NO
  A savings and loan association subject to regulation by the Ohio
  Division of Financial Institutions.
    [_] YES [_] NO
  A public utility corporation subject to regulation by the Ohio Public
  Utilities Commission
    [_] YES [_] NO

5. Identify the current executive officers and directors of the Subject      Exhibit A 1707.01(Y)
   Company, including the title, city and state of residence and                       1707.041(A)(2)(h)
   beneficial share ownership of each person:                                          1707.23(A)
6. Describe each of the Subject Company's outstanding securities             Exhibit A 1707.01(Y)
   (include all kinds and classes of stocks, bonds, debentures,                        1707.041(A)(2)(h)
   promissory notes, warrants, options, or other securities), authorized               1707.23(A)
   by the Articles of Incorporation or other document of the Subject
   Company, and the terms of each security. For EACH security, state the number or amount authorized, the number or amount
   outstanding, the market on which it is traded, its trading symbol, and the name and address of its transfer agent:
7. The Subject Company has ______ (Number) record and                        Exhibit A 1707.01(Y)(1)
   (Number) beneficial holders, respectively, of its equity securities.                1707.01(Z)
   ____ (Number), or ____%, of the record and beneficial holder, are                   1707.01(BB)
   residents of Ohio and their ownership constitutes ____% of the                      1707.23(A)
   record and ____% of the beneficial holders of such equity securities, respectively.
8. State the approximate fair market value, in dollars, of the assets        Exhibit A 1707.01(Y)(1)
   located in Ohio which the Subject Company owns or controls:                         1707.23(A)
9. Describe the location and general character of the principal physical     Exhibit A 1707.041(A)(2)(d)
   properties of the Subject Company and its subsidiaries:                             1707.041(A)(2)(h)
                                                                                       1707.23(A)
10. State the locations in Ohio where the Subject Company has                Exhibit A 1707.041(A)(2)(d)
    employees, and the approximate number of employees in each                         1707.23(A)
    location:
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COM 4522 (1-99)

                                      2

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PART TWO: OFFEROR                                                                  EXHIBIT          REFERENCES
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
11. State the name and principal place of business of the Offeror,           Exhibit A           1707.01(W)
    including its street address and telephone number:                                           1707.041(A)(2)(b)
                                                                                                 1707.041(A)(2)(g)
12. State the form of organization of the Offeror (e.g., partnership,        Exhibit A           1707.01(W)
    corporation, association), the date on which it was formed, and                              1707.041(A)(2)(g)
    jurisdiction in which it was organized (including country and state, province, or other political subdivision):
13. Indicate if the Offeror is any of the following:                                             1707.041(C)
   A banking corporation subject to regulation by the Ohio Division                              1707.01(M)
   of Financial Institutions                                                                     1707.01(O)
   [_] YES [_] NO
   A savings and loan association subject to regulation by the Ohio
   Division of Financial Institutions
   [_] YES [_] NO
   A public utility corporation subject to regulation by the Ohio
   Public Utilities Commission
   [_] YES [_] NO
14. Identify the executive officers and directors (or partners, if the       Exhibit A           1707.01(W)
    Offeror is a partnership, or other similar persons if the Offeror is                         1707.041(A)(2)(g)
    in another form or entity) of the Offeror for the past three years, including the title, term of office, and city and state of residence of each person (in an exhibit, supply a biography for all persons identified in this item):
15. Describe each of the Offeror's outstanding securities (include all       Exhibit A           1707.01(W)
    kinds and classes of stocks, bonds, debentures, promissory notes,                            1707.041(A)(2)(c)
    warrants, options, or other securities), authorized by the Articles                          1707.041(A)(2)(g)
    of Incorporation or other document of the Offeror, and the terms of each security. For EACH security, state the number or amount authorized, the number or amount outstanding, the market on which it is traded, its trading symbol, and the name and address of its transfer agent:
16. List the subsidiaries and affiliates of the Offeror, including its       Exhibit A           1707.01(W)
    name, form of organization, the jurisdiction in which it was                                 1707.041(A)(2)(g)
    organized and, if different, the jurisdiction of its principal                               1707.041(A)(2)(h)
    executive offices and the owner and percentage of ownership of each subsidiary and affiliate:
17. Describe the location and general character of the principal             Exhibit B (Northrop 1707.01(W)
    physical properties of the Offeror, including those of the related       10-K/A): Item 2.    1707.041(A)(2)(g)
    entities described in item No. 16:                                       Properties (p. 2-3)
18. Describe any pending legal proceedings, other than routine               Exhibit B (Northrop 1707.01(W)
    litigation to which the Offeror, including the related entities          10-K/A): Item 3.    1707.041(A)(2)(g)
    described in Item No. 16, is a party or of which any of their            Legal Proceedings
    property is the subject:                                                 (p. 4)
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                                      3

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
PART TWO: OFFEROR                                                                  EXHIBIT          REFERENCES
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
19. Describe the business done and projected by the Offeror,                 Exhibit B (Northrop 1707.01(W)
    including the related entities described in Item 16, and the             10-K/A): Item 1.    1707.041(A)(2)(g)
    general development of such business over the past three years:          Business (p. 1).
20. Describe the approximate amount of any material interest, direct         Exhibit A           1707.01(W)
    or indirect, of any of the directors or officers of the Offeror in                           1707.041(A)(2)(g)
    any material transaction during the past three years, or in any proposed material transaction to which the Offeror, including the related entities described in Item No. 16, was or is to be a party:
21. Identify all persons and entities, including the city and state of       Exhibit A           1707.01(A)(2)(b)
    legal and actual residence or location, on whose behalf the                                  1707.041(A)(2)(e)
    acquisition of any equity security of the Subject Company has been or is to be effected, and describe the securities of the
    Subject Company of which each is the beneficial or record
    owner, or which each has a right to acquire, directly or indirectly, and the amount of each type of security owned by each person or entity (in an exhibit, supply the background for all persons identified in this item):
22. If the Offeror is also the Subject Company, is there a pending                               1707.041(V)(1)(b)
    control bid by a person other than the issuer?
   [_] YES [_] NO
   If "yes," answer both of the following:
   Will the number of issued and outstanding shares of the Subject
   Company be reduced by more than 10%?
   [_] YES [_] NO
   State the name(s) of other Offeror(s) and the date(s) on which the control bid(s) commenced:
------------------------------------------------------------------------------------------------------------------
PART THREE: CONTROL BID                                                      EXHIBIT             REFERENCES
------------------------------------------------------------------------------------------------------------------
23. Describe the equity securities of the Subject Company for which          Exhibit A           1707.01(V)(1)(a)
    the offer will be made, and the percentage of ownership of each                              1707.01(BB)
    class of which the Offeror would directly or indirectly be the                               1707.041(A)(2)(b)
    beneficial owner after the purchase:                                                         1707.041(A)(2)(f)
                                                                                                 1707.23(A)
24. Give the aggregate value of the securities of the Subject                Exhibit A           1707.01(V)(1)(a)
    Company for which a purchase offer is being made (include the                                1707.041(A)(2)(c)
    number of each type of security to be acquired and the price to be                           1707.23(A)
    paid for each interest):
25. Describe the terms of the control bid, including the consideration       Exhibit A           1707.041(A)(2)(c)
    to be paid for each class of security of the Subject Company. If                             1707.23(A)
    any of the consideration is cash, describe the source and amount of funds to be used. If any of the consideration is other than cash, describe the consideration, including any security, which is being offered, and its value (in an exhibit, describe the method of determining the value of any such consideration).
26. State the aggregate value of all the consideration to be given for       Exhibit A           1707.041(A)(2)(c)
    securities of the Subject Company:                                                           1707.23(A)
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                                      4

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PART THREE: CONTROL BID                                                              EXHIBIT         REFERENCES
--------------------------------------------------------------------------------------------------------------------

27. State any plans or proposals that the Offeror, upon gaining                   Exhibit A     1707.041(A)(2)(d)
    control, may have to liquidate the Subject Company, sell its                                1707.23(A)
    assets, effect a merger or consolidation of it, establish, terminate, convert, or amend employee benefit plans, close any plant or facility of the Subject Company or of any of its subsidiaries or affiliates, change or reduce the work force of the Subject
    Company or any of its subsidiaries or affiliates, or make any other major change in its business, corporate structure,
    management personnel, or policies of employment:

28. State the particulars as to any contracts, arrangements, or                   Exhibit A     1707.041(A)(2)(f)
    understandings to which any person named in response to Items
    14, 16, or 21, or the Offeror, is a party with respect to any equity security of the subject company, including transfers of any equity security, joint ventures, loan or option arrangements, puts and calls, guarantees of loan, guarantees against loss, guarantees of profits, division of losses or profits, or the giving or withholding of proxies, naming the persons with whom such contracts,
    arrangements, and under-standings have been entered:

29. Provide the name, address, and telephone number of any Ohio-                  Exhibit A     1707.041(B)(1)
    licensed securities dealer(s) to be used in connection with the                             1707.14(A)
    control bid:                                                                                1707.01(E)
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PART FOUR: MISCELLANEOUS                                                             EXHIBIT         REFERENCES
--------------------------------------------------------------------------------------------------------------------

30. Describe the manner in which the Offeror is sending or                        Exhibit A     1707.041(A)(1)
    delivering the material items of the proposed offer and the                                 1707.041(A)(2)(h)
    materials specified in R.C. (S)1707.041(A)(2) to the Offerees:                              1707.23(A)

31. Attach the following materials:
   Copies of the prospectuses, brochures, advertisements, circulars,              Exhibit A     1707.041(A)(2)(a)
   letters, or other documents and information necessary for the                  Exhibit C
   Offeror to make a fair, full and effective disclosure to an offeree of information material to a decision to accept or reject the offer.
   The Offeror's financial statements for the current period and for              Exhibit D     1707.041(A)(2)(g)
   the three most recent annual accounting periods.

32. Pursuant to R.C. (S)1707.23(A), attach the materials listed below:
   All filings, if any, made by the Offeror during the last twelve                Exhibit E     1707.23(A)
   months with the U.S. Securities and Exchange Commission
   pursuant to Sections 12 and 13 of the Securities and Exchange
   Act of 1934, 15 U.S.C. (S)(S)78l and 78m.

   All filings, if any, made by the Subject Company during the last               Exhibit F     1707.23(A)
   twelve months with the U.S. Securities and Exchange
   Commission pursuant to Sections 12 and 13 of the Securities
   Exchange Act of 1934, 15 U.S.C. (S)(S)78l and 78m
--------------------------------------------------------------------------------------------------------------------
(NOTE: The materials listed in Item 32 are not being requested pursuant to R.C. (S)1707.041(A), and the Offeror is therefore not required to furnish the materials to Offerees under that section, although it may if it chooses.)
---------------------------------------------------------------------------------------------------------------------
33. Provide the name of an individual (including the title, company or form with which the individual is associated, complete address, telephone number, and relationship of the individual to the Offeror) whom the Division may contact regarding this filing:

      John L. Filippone, Esq. (Attorney for the Offeror)
      Gibson, Dunn & Crutcher LLP
      333 S. Grand Ave.
      Los Angeles, CA 90071
      (213) 229-7000

                                 CERTIFICATION

I certify that I am an officer, partner, or other person authorized to act as an agent of the Offeror and authorized to execute and file this Form 041 on behalf of the Offeror. I further certify that a copy of the information specified in R.C. (S)1707.041(A)(2) has been delivered, by personal service, to the Subject Company at its principal office not later than the time of the filing with the Division of Securities. I further certify that copies of the information specified in R.C. (S)1707.041(A)(2) have been delivered to any other Offeror.

                        \s\
             ------------------------- ---------------------------
                     Signature                    Date
               W. Burks Terry, Esq.           March 2, 2002

             ------------------------- ---------------------------
                       Title                 Street Address
             Corporate Vice President     c/o Northrop Grumman,
                 and General Counsel     1840 Century Park East

             ------------------------- ---------------------------
                  Company or Firm           City, State     ZIP...
                 Northrop Grumman       Los Angeles, California
                     Corporation                       90067......

             ------------------------- ---------------------------
              Relationship to Offeror  Telephone Number  Facsimile
                                                      Number......
                 Executive Officer        (310) 201-3418  (310)
                                                    556-4558......

                                      6